SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003


                                SPECTRASITE, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                SPECTRASITE, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-27217                                        56-2027322
        ------------------------------------------------------------------------
        (Commission File Number)         (I.R.S. Employer Identification Number)

                            400 REGENCY FOREST DRIVE
         CARY, NORTH CAROLINA                              27511
        ------------------------------------------------------------------------
         (Address of principal executive offices)       (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         99.1 The Registrant's earnings release, reporting its financial results for the quarter ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 11, 2003, SpectraSite, Inc. announced its operating results for the three months ended June 30, 2003. SpectraSite, Inc.'s earnings release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. The information furnished in this Item 12 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing of the Securities Act of 1933.

         The attached press release contains non-GAAP measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Adjusted EBITDA, same tower revenue and same tower cash flow are provided because they are measures commonly used in the communications site industry as a measure of a company's operating performance. Free cash flow (deficit) is provided because it is a measure commonly used in the communications site industry as a measure of a company's ability to generate cash from operations. Although these non-GAAP measures are not necessarily comparable with similarly titled measures for other companies, we believe that the non-GAAP measures can assist in comparing company performance on a consistent basis, and with respect to Adjusted EBITDA without regard to restructuring and non-recurring charges, non-cash compensation charges, and depreciation, amortization and accretion expenses, which may vary significantly depending on accounting methods where acquisitions are involved or non-operating factors such as historical cost bases. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. Consistent with our historical practice, the non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPECTRASITE, INC.


Dated:  August 12, 2003            By:  /s/ David P. Tomick
                                        ---------------------------------------
                                        David P. Tomick
                                        Executive Vice President and Chief
                                        Financial Officer

EXHIBIT INDEX
-------------

         99.1 The Registrant's earnings release, reporting its financial results for the quarter ended June 30, 2003.